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                                                            Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 17, 1999 on our audits of the consolidated financial statements and financial statement schedule of Envirogen, Inc. We also consent to the reference to our firm under the caption "Experts".


                                         /s/PricewaterhouseCoopers LLP

Florham Park, New Jersey
April 12, 1999